EXHIBIT 32

Certification Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Weyerhaeuser Company, a Washington corporation (the “Company”), hereby certifies that:
The Company's Annual Report on Form 10-K for the year ended December 31, 2018 and dated February 15, 2019 (the “Form 10-K”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DEVIN W. STOCKFISH
Devin W. Stockfish
President and Chief Executive Officer

Date:	February 15, 2019

/s/ RUSSELL S. HAGEN
Russell S. Hagen
Senior Vice President and Chief Financial Officer

Date:	February 15, 2019